Principal Funds, Inc.
Supplement dated March 17, 2025
to the Prospectus and Statement of Additional Information
both dated December 31, 2024
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR BLUE CHIP FUND
On March 12, 2025, the Board of Directors approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on May 28, 2025, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for July 15, 2025. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about June 4, 2025. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about July 22, 2025. However, the Fund’s officers have the discretion to change these dates.
On or about July 22, 2025, under Principal Investment Strategies, add the following after the first paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about July 22, 2025, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

APPENDIX B - INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Delete the section for Stifel, Nicolaus & Company, Incorporated, and replace with the following:
Stifel, Nicolaus & Company, Incorporated
Effective March 17, 2025, shareholders purchasing or holding Principal Funds, Inc’s shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Principal Funds, Inc. held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Principal Funds, Inc.
•Shares purchased from the proceeds of redeemed shares of Principal Funds, Inc. so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•Shares from rollovers into Stifel from retirement plans to IRAs.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•Purchases of Class 529-A shares through a rollover from another 529 plan.
•Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
•Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares acquired through a right of reinstatement.
•Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
•Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS
On or about July 22, 2025, under the Fundamental Restrictions section, delete 6)(a), and replace with the following:
has adopted a policy regarding diversification, as follows:
(a)The Global Sustainable Listed Infrastructure Fund and the Blue Chip Fund have elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the rows for Beth Graff, Megan Hoffmann, Laura B. Latham, Sara L. Reece, and Barbara Wenig and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Principal Financial Group* Senior Director - Fund Accounting and Administration (since 2025) Senior Director - Fund Administration (2024) Director - Accounting (2020-2024)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2018-2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (2018-2025)
Ann Meiners 711 High Street Des Moines, IA 50392 1977	Vice President and Assistant Controller (since 2025)	Principal Financial Group* Director – Fund Accounting (since 2024) Assistant Director – Fund Accounting (2017-2024)
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Principal Financial Group* Managing Director - Global Head of Fund Services (since 2024) Managing Director - Global Fund Ops (2021-2024) Director - Accounting (2015-2021)
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Vice President (since 2024)
Principal Financial Group*
Executive Managing Director - Chief Business Officer
    (since 2025)
Executive Managing Director -
    Global Head of Operations and Services -
    Principal Asset ManagementSM (2021-2024)

Neuberger Berman
Managing Director (2008-2021)

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